Item 77C ? Scudder Global Commodities Stock
Fund, Inc.

The first Annual Meeting of Stockholders (the
?Meeting?) of DWS Global
Commodities Stock
Fund, Inc. (the ?fund?) was held on October 11,
2005, at the office of Deutsche
Investment
Management Americas Inc. (part of Deutsche Asset
Management), 345 Park Avenue, New York,
NY 10154. At the Meeting, the following matter was voted upon by the stockholders (the resulting votes are presented below):

1.	To elect thirteen Directors for the fund
into three Classes:

Class I Directors


Number of Votes:

For
Withheld
Henry P. Becton, Jr.
22,551,443
1,207,100
Richard R. Burt
22,358,107
1,400,426
Dawn-Marie Driscoll
22,552,580
1,205,953
Martin J. Gruber
22,550,320
1,208,213


Class II Directors


Number of Votes:

For
Withheld
Keith R. Fox
22,551,780
1,206,753
Kenneth C. Froewiss
22,551,432
1,207,101
Richard J. Herring
22,551,580
1,206,953
Philip Saunders, Jr.
22,548,673
1,209,860


Class III Directors


Number of Votes:

For
Withheld
Graham E. Jones
22,548,920
1,209,613
Rebecca W. Rimel
22,550,713
1,207,820
William N. Searcy, Jr.
22,549,930
1,208,603
Jean Gleason Stromberg
22,551,880
1,206,653
Carl W. Vogt
22,547,220
1,211,313

The first Annual Meeting of Stockholders (the
?Meeting?) of DWS Global
Commodities Stock
Fund, Inc. (the ?fund?) was held on October 11,
2005, at the office of Deutsche
Investment
Management Americas Inc. (part of Deutsche Asset
Management), 345 Park Avenue,
New York,
NY 10154. At the Meeting, the following matter was voted upon by the stockholders (the resulting votes are presented below):

2.	To elect thirteen Directors for the fund
into three Classes:

Class I Directors


Number of Votes:

For
Withheld
Henry P. Becton, Jr.
22,551,443
1,207,100
Richard R. Burt
22,358,107
1,400,426
Dawn-Marie Driscoll
22,552,580
1,205,953
Martin J. Gruber
22,550,320
1,208,213


Class II Directors


Number of Votes:

For
Withheld
Keith R. Fox
22,551,780
1,206,753
Kenneth C. Froewiss
22,551,432
1,207,101
Richard J. Herring
22,551,580
1,206,953
Philip Saunders, Jr.
22,548,673
1,209,860


Class III Directors


Number of Votes:

For
Withheld
Graham E. Jones
22,548,920
1,209,613
Rebecca W. Rimel
22,550,713
1,207,820
William N. Searcy, Jr.
22,549,930
1,208,603
Jean Gleason Stromberg
22,551,880
1,206,653
Carl W. Vogt
22,547,220
1,211,313